Exhibit 99.6

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                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                                  $ 2,642,515,677.67
Beginning of the Month Finance Charge Receivables:                             $   125,027,951.06
Beginning of the Month Discounted Receivables:                                 $             0.00
Beginning of the Month Total Receivables:                                      $ 2,767,543,628.73


Removed Principal Receivables:                                                 $             0.00
Removed Finance Charge Receivables:                                            $             0.00
Removed Total Receivables:                                                     $             0.00


Additional Principal Receivables:                                              $             0.00
Additional Finance Charge Receivables:                                         $             0.00
Additional Total Receivables:                                                  $             0.00


Discounted Receivables Generated this Period:                                  $             0.00


End of the Month Principal Receivables:                                        $ 2,586,368,062.66
End of the Month Finance Charge Receivables:                                   $   122,607,153.01
End of the Month Discounted Receivables:                                       $             0.00
End of the Month Total Receivables:                                            $ 2,708,975,215.67


Special Funding Account Balance                                                $             0.00
Aggregate Invested Amount (all Master Trust Series)                            $ 2,300,000,000.00
End of the Month Transferor Amount                                             $   286,368,062.66
End of the Month Transferor Percentage                                                     11.07%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                    RECEIVABLES


       30-59 Days Delinquent                                                   $    60,956,641.78
       60-89 Days Delinquent                                                   $    43,310,220.02
       90+ Days Delinquent                                                     $    96,555,073.18

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       Total 30+ Days Delinquent                                               $   200,821,934.98
       Delinquent Percentage                                                                7.41%

Defaulted Accounts During the Month                                            $    19,747,856.25
Annualized Default Percentage                                                               8.97%

Principal Collections                                                              353,804,386.57
Principal Payment Rate                                                                     13.39%

Total Payment Rate                                                                         14.36%


INVESTED AMOUNTS

       Class A Initial Invested Amount                                         $   369,000,000.00
       Class B Initial Invested Amount                                         $    38,250,000.00
       Class C Initial Invested Amount                                         $    42,750,000.00

INITIAL INVESTED AMOUNT                                                        $   450,000,000.00

       Class A Invested Amount                                                 $   369,000,000.00
       Class B Invested Amount                                                 $    38,250,000.00
       Class C Invested Amount                                                 $    42,750,000.00

INVESTED AMOUNT                                                                $   450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                             17.03%
PRINCIPAL ALLOCATION PERCENTAGE                                                            17.03%

MONTHLY SERVICING FEE                                                          $       562,500.00

INVESTOR DEFAULT AMOUNT                                                        $     3,362,901.94


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                82.00%

       Class A Finance Charge Collections                                      $     6,547,947.53
       Other Amounts                                                           $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                                  $     6,547,947.53

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       Class A Monthly Interest                                                $     1,793,903.75
       Class A Servicing Fee                                                   $       461,250.00
       Class A Investor Default Amount                                         $     2,757,579.59

TOTAL CLASS A EXCESS SPREAD                                                    $     1,535,214.19


REQUIRED AMOUNT                                                                $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                 8.50%

       Class B Finance Charge Collections                                      $       678,750.64
       Other Amounts                                                           $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                                  $       678,750.64

       Class B Monthly Interest                                                $       192,886.25
       Class B Servicing Fee                                                   $        47,812.50

TOTAL CLASS B EXCESS SPREAD                                                    $       438,051.89
CLASS B INVESTOR DEFAULT AMOUNT                                                        285,846.67
CLASS B REQUIRED AMOUNT                                                                285,846.67


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                            $     2,678,432.27


       Excess Spread Applied to Class A Required Amount                        $             0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                                             $             0.00

       Excess Spread Applied to Class B
       Required Amount                                                         $       285,846.67

       Excess Spread Applied to Reductions of                                  $             0.00
       Class B Invested Amount

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       Excess Spread Applied to Class C Required Amount                        $       556,577.87

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                                 $             0.00

       Excess Spread Applied to Monthly Cash                                   $        93,750.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                                $             0.00
       Account

       Excess Spread Applied to Spread Account                                 $     1,658,639.20

       Excess Spread Applied to Reserve Account                                $             0.00

       Excess Spread Applied to other amounts owed                             $             0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                                $             0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                    $        83,618.53


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                              $       145,515.42


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                 $             0.00
SERIES 1996-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                                 $             0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                                            $             0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                                 $             0.00

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       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                                   $             0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                                 $             0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                                   $             0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                                             $             0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor                            $             0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                                 $             0.00


YIELD AND BASE RATE --

       Base Rate (Current Month)                                                            8.13%
       Base Rate (Prior Month)                                                              8.04%
       Base Rate (Two Months Ago)                                                           8.71%

THREE MONTH AVERAGE BASE RATE                                                               8.29%

       Portfolio Yield (Current Month)                                                     12.33%
       Portfolio Yield (Prior Month)                                                       11.84%
       Portfolio Yield (Two Months Ago)                                                    13.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                        12.55%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                                    $    60,250,056.56

REALLOCATED PRINCIPAL COLLECTIONS

                                 Allocable to Class C Interests                $             0.00

                                 Allocable to Class B Certificates             $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                              $             0.00
SERIES

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CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                                          $             0.00
       Deficit Controlled Amortization Amount                                  $             0.00

CONTROLLED DEPOSIT AMOUNT                                                      $             0.00


CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                                          $             0.00
       Deficit Controlled Accumulation Amount                                  $             0.00

CONTROLLED DEPOSIT AMOUNT                                                      $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                            $    60,250,056.56
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                   $             0.00

CLASS B INVESTOR CHARGE OFFS                                                   $             0.00

CLASS C INVESTOR CHARGE OFFS                                                   $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                        $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                        $             0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                                        $             0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                                         $    13,500,000.00
       Available Cash Collateral Amount                                        $    13,500,000.00

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TOTAL DRAW AMOUNT                                                              $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                $             0.00



                                 First USA Bank, NA,
                                 as Servicer


                                 By  /s/ Tracie H. Klein
                                     -----------------------------------
                                     Tracie H. Klein
                                     First Vice President